                                                                    EXHIBIT 10.3

                                 AMENDMENT TO

                 STOCK POOLING AND ESCROW AGREEMENT - REVISED

THIS AGREEMENT made as of the 07/th/ day of March, 2000, among PCSUPPORT.COM INC., a corporation under the laws of the state of Nevada (herein called the "Company"), the persons listed on Schedule A attached hereto (herein called the "Shareholders") and Owen, Bird, (the "Escrow Agent").

     WITNESSES THAT WHEREAS:

A. The Parties entered into a Stock Pooling and Escrow Agreement dated July 31, 1999, and

B. The Parties wish to accelerate the release of certain shares held by Alan Ackerman.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein, the parties hereby agree as follows:

Amendment to Schedule C.   The Escrow Agent shall be instructed to release
certificates from the Pooled Securities for Alan Ackerman according to the following amended schedule:


March 6, 2000:        100,000
May 25, 2000:               0
November 25, 2000:     38,889
May 25, 2001:          86,111


     IN WITNESS WHEREOF the parties hereto have executed this instrument as of the date first above written.


PCSUPPORT.COM INC.


Per: _______________________________
     Authorized Signatory
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                                      -2-



SIGNED, SEALED AND DELIVERED BY        )
STEVE MACBETH in the presence of       )
                                       )
                                       )
___________________________________    )
Name                                   )   /s/ Steve Macbeth
                                       )   -------------------------------------
                                       )   STEVE MACBETH
___________________________________    )
Address                                )
                                       )
                                       )
___________________________________    )
Occupation                             )
                                       )

SIGNED, SEALED AND DELIVERED BY        )
MICHAEL MCLEAN in the presence of      )
                                       )
                                       )
___________________________________    )
Name                                   )   /s/ Michael McLean
                                       )   -------------------------------------
                                       )   MICHAEL MCLEAN
___________________________________    )
Address                                )
                                       )
                                       )
___________________________________    )
Occupation                             )
                                       )


SIGNED, SEALED AND DELIVERED BY        )
CLIFF ROWLANDS in the presence of      )
                                       )
                                       )
___________________________________    )
Name                                   )   /s/ Cliff Rowlands
                                       )   -------------------------------------
                                       )   CLIFF ROWLANDS
___________________________________    )
Address                                )
                                       )
                                       )
___________________________________    )
Occupation                             )
                                       )

SIGNED, SEALED AND DELIVERED BY        )
DAVID ROWAT in the presence of         )
                                       )
                                       )
___________________________________    )  /s/ David Rowat
Name                                   )  -------------------------------------
                                       )  DAVID ROWAT
                                       )
___________________________________    )
Address                                )
                                       )
                                       )
___________________________________    )
Occupation                             )
                                       )


SIGNED, SEALED AND DELIVERED BY        )
ALAN ACKERMAN in the presence of       )
                                       )
                                       )
___________________________________    )  /s/ Alan Ackerman
Name                                   )  --------------------------------------
                                       )  ALAN ACKERMAN
                                       )
___________________________________    )
Address                                )
                                       )
                                       )
___________________________________    )
Occupation                             )
                                       )


ADVANCED FINANCIAL SERVICES INC.       THE DROMOND GROUP LTD.


Per:_______________________________    Per:___________________________________
     Authorized Signatory                   Authorized Signatory

                                  SCHEDULE A

                                 SHAREHOLDERS

Name of Shareholder                   No. of Shares        No. of Options and
                                                                Warrants

Advanced Financial Services Inc.          576,029                20,000

Alan Ackerman                             225,000                     0

David Rowat                               200,000               100,000

Cliff Rowlands                                  0               100,000

Michael McLean                            312,500                33,333

Steve Macbeth                             312,500                33,333

The Dromond Group Ltd.                    553,400                     0

Totals
                                        2,179,429               286,666